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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 8, 1996, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-12705) and related Prospectus of Telular Corporation for the registration of 425,000 shares of its common stock.




                                         Ernst & Young LLP


Chicago, Illinois
July 8, 1997